April 3, 2020

Supplement

SUPPLEMENT DATED APRIL 3, 2020 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2020

At a meeting held on March 4-5, 2020, the Board of Directors of Morgan Stanley European Equity Fund Inc. (the "Fund") approved the elimination of redemption fees charged by the Fund, effective April 30, 2020. Accordingly, the following changes to the Summary Prospectus will become effective on April 30, 2020.

The line item in the "Shareholder Fees" table in the section of the Summary Prospectus titled "Fees and Expenses" relating to the Fund's redemption fee and the corresponding footnote following the "Example" are hereby deleted.

Please retain this supplement for future reference.

MSEEREDEMPTSUMPROSPT 4/20